Schedule of Unrealized and Realized Gains and Losses of Equity Securities Without Readily Determinable Fair Values (Detail) - 12 months ended Dec. 31, 2018 ¥ in Millions, $ in Millions	USD ($)	CNY (¥)
Equity Securities, FV-NI and without Readily Determinable Fair Value [Abstract]
Gross unrealized gains (upward adjustments)	$ 1,035	¥ 7,119
Gross unrealized losses (downward adjustments excluding impairment)	(351)	(2,412)
Net unrealized gains and losses on equity securities held	684	4,707
Net realized gains on equity securities sold	18	124
Total net gains recognized in other income, net	$ 702	¥ 4,831